UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21471
Nuveen Tax-Advantaged Total Return Strategy Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Address of principal executive offices) (Zip code)
Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 917-7700
Date of fiscal year end: December 31
Date of reporting period: December 31, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

Closed-End Funds

Nuveen Investments Closed-End Funds Opportunities for Capital Appreciation and Tax-Advantaged Distributions from a Portfolio of Value Equities and Senior Loans

Annual Report December 31, 2009

Nuveen Tax-Advantaged Total Return Strategy Fund JTA

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NUVEEN
Investments

Chairman’s
Letter to Shareholders

Dear Shareholder,

The financial markets in which your Fund operates continue to reflect the larger economic crosscurrents. The illiquidity that infected global credit markets over the last year continues to recede but there is concern about the impact of a reduction in official liquidity support programs. The major institutions that are the linchpin of the international financial system have strengthened their capital structures, but many still struggle with losses in their various portfolios. Global trends include increasing trade and concern about the ability of the U.S. government to address its substantial budgetary deficits.

While the fixed-income and equity markets have recovered from the lows recorded in late 2008 and early 2009, identifying those developments that will define the future is never easy, and rarely is it more difficult than at present. A fundamental component of a successful investment program is a commitment to remain focused on long-term investment goals even during periods of heightened market uncertainty. Another component is to re-evaluate investment disciplines and tactics and to confirm their validity following periods of extreme volatility and market dislocation, such as we have recently experienced. Your Board carried out an intensive review of investment performance with these objectives in mind during April and May of 2009 as part of the annual management contract renewal process. I encourage you to read the description of this process in the Annual Investment Management Agreement Approval Process section of this report. Confirming the appropriateness of a long term investment strategy is as important for our shareholders as it is for our professional investment managers. For that reason, I again encourage you to remain in communication with your financial consultant on this subject.

In September 2009, Nuveen completed the refinancing at par of all the auction rate preferred shares (ARPS) issued by its taxable closed-end funds. On October 15, 2009, Nuveen announced the first successful offering of an issue of MuniFund Term Preferred Shares. This new form of preferred securities joins the Variable Rate Demand Preferred securities as vehicles for refinancing existing municipal fund ARPS. By the beginning of December 2009, six of the leveraged municipal closed-end funds had redeemed all of their outstanding ARPS. Nuveen remains committed to resolving the issues connected with outstanding auction rate preferred shares. Please consult the Nuveen web site for the most recent information on this issue and all recent developments on your Nuveen Funds at: www.nuveen.com.

On behalf of the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
Robert P. Bremner
Chairman of the Board and Lead Independent Director
February 22, 2010

Nuveen Investments	3

Portfolio Managers’ Comments

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA)

The Fund features management by two affiliates of Nuveen Investments. The Fund’s investments in dividend-paying common and preferred stocks are managed by NWQ Investment Management Company, LLC (NWQ), while the Fund’s investments in senior corporate loans and other debt instruments are managed by Symphony Asset Management, LLC (Symphony).

Jon Bosse, Chief Investment Officer of NWQ, leads the Fund’s management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The Symphony team is led by Gunther Stein, who serves as that firm’s Chief Investment Officer. Gunther has more than 20 years of investment management experience, much of it in evaluating and purchasing senior corporate loans and other high-yield debt.

Here Jon and Gunther talk about general economic and market conditions, their management strategies and the performance of the Fund for twelve-month period December 31, 2009.

What were the general market conditions during the twelve-month period ending December 31, 2009?

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The general market conditions during the past twelve months were among the most fluctuating and challenging on record. The financial crisis that began to accelerate in the last half of 2008 was in full force by the first quarter of 2009. For the first time since the 1930s, the United States, United Kingdom, Germany and Japan experienced recessions simultaneously.

In response, the U.S. government enacted a $787 billion economic stimulus plan early in 2009, and provided additional funds for large financial institutions under the Troubled Asset Relief Program (TARP) started in 2008. The Federal Reserve maintained a fed funds target range of zero to 0.25%, its lowest level in history. In addition, the Fed announced in March that it would buy $300 billion in long-term U.S. Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. The government also took steps to prevent the collapse of the American auto industry.

By the second quarter of 2009, some positive signals began to emerge. Most major banks seemed to have raised sufficient capital to survive in the downturn, with several of them even appearing to thrive. Domestic equity markets, as measured by the Standard & Poor’s (S&P) 500 Stock Index, rocketed up from the lows experienced in March. Bond investors seemed more willing to hold municipal and corporate securities, causing the pricing relationships between these issues and U.S. Treasury securities to adjust closer to historical norms.

For the full year, the S&P 500 Index posted a return of 26.46% with most major bond indexes also showing positive performance. However, the unemployment rate at year end

4	Nuveen Investments

was over 10% and the general credit markets were still constricted, suggesting that the road to recovery would not be quick or easy.

Within the preferred securities market, 2009 began with extremely negative investor sentiment. Secondary market liquidity had almost stopped completely, the new issue market was non-existent and several large financial institutions had their preferred securities downgraded to junk status. However, the market situation improved very rapidly in March, as the Fed’s quantitative easing programs kept interest rates low and the Treasury completed its stress tests of systemic financial institutions. The Merrill Lynch Tax-Advantaged Preferreds Index (MLDRD) posted a return of 21.3% over the second half of 2009, and a 12.4% return for the full year.

The senior loan market rallied in 2009, which was driven primarily by constrained supply. New issue supply for the year was approximately $56 billion according to Credit Suisse. This compares to $282.9 billion on average for the previous four years (2005 through 2008). Incremental demand for senior loans was positive, even though fundamentals generally were negative. Defaults rose during the period, and leverage increased across most industries. However, corporate results generally proved to be stronger than anticipated as 2009 began.

What key strategies were used to manage the Fund during this reporting period?

For the common and preferred equity portion of the Fund’s portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offered a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

We had expected to profit significantly more from recapitalization opportunities over the course of 2009. However, the magnitude of the increase in the equity markets, particularly in most finance stocks from March to mid-May, made those potential investments much less attractive. Prior to this rally, the market viewed any company needing capital as almost un-investable. We saw this disconnect as an opportunity of which we wanted to take advantage. In fact, the finance sector has been among the poorest performing groups since the initial rally last spring, with many companies’ shares trading below the prices of their secondary offerings. We opportunistically made several investments in financial companies in the second half of the year.

In addition, we occasionally will write covered call options on selected portfolio holdings in an effort to generate incremental return and/or manage risk.

It should be noted that the qualified dividend income provisions of the federal tax code are set to expire on December 31, 2010. In the event these provisions are not extended, dividends now referred to as “qualified dividends” would be taxed at normal marginal tax rates beginning in 2011.

In the senior loan and other debt portion of the Fund’s portfolio, we focused on high quality new issuance. During much of 2008 and early 2009, the new issue market was virtually shut down. However, late in 2009 we saw several high quality issuers come to the

Nuveen Investments	5

market, including Warner Chilcott, Reynolds Group, and Rehabcare Group. These issues generally came to market slightly below par with high current coupons as a result of both healthy spreads and LIBOR floors. We saw these as ideal assets for the Fund, since we focus on providing a high level of floating rate income, which many of these new issues have.

We also sought to optimize our exposure to issuers that we felt had the best chance of recovering in line with the market, while maintaining slightly better overall credit quality than the general market.

How did the Fund perform over this twelve-month period?

The performance of JTA, as well as a comparative benchmark and general market index, is presented in the accompanying table.

Average Annual Total Return on Common Share Net Asset Value
For periods ended 12/31/09

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the individual Performance Overview for the Fund in this report.

1	The comparative benchmark designed to reflect the portfolio composition of JTA is calculated by combining: 1) 56% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 16% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 8% of the return of the Merrill Lynch DRD (dividends received deduction) Preferred Index, which consists of investment-grade, DRD-eligible, exchange-traded preferred stocks with one year or more to maturity, and 4) 20% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns are not leveraged, and do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

2	The S&P 500 Stock Index is an unmanaged Index generally considered representative of the U.S. stock market. Index returns do not reflect the effects of any sales charges or management fees. It is not possible to invest directly in an index.

	1-Year	5-Year
JTA	35.50%	–3.84%
Comparative Benchmark[1]	28.25%	0.62%
S&P 500 Stock Index[2]	24.46%	0.42%

For the twelve-month period ended December 31, 2009, the total return on common share net asset value for the Fund outperformed the comparative benchmark and general market index.

For the equity portion of the Fund, industrial equipment manufacturer Ingersoll-Rand Co. Ltd rose sharply, given the success of recent restructuring efforts as well as synergies from the integration of Trane (a large acquisition they made in 2008). Solid free cash flow growth also is allowing the company to de-lever its business. Ingersoll-Rand noted that its U.S. residential business appears to be approaching an inflection point as pent-up demand has begun to re-appear. The company has bid on $1 billion worth of projects related to the federal stimulus, and sees the potential for several billion dollars more.

Our technology investments, particularly Microsoft Corp. and Motorola Inc., appreciated as the outlook for technology companies improved following the dramatic decline in fundamentals (and stock prices) that occurred in 2008. Motorola appreciated as previously instituted cost controls partially offset some of the struggles in its handset division. More importantly, the company rolled out its new, higher margin DROID smart phones that utilize Google’s Android operating system. These new phones should help to improve overall handset fundamentals, and could lead to the eventual spin-off of the division. Microsoft outperformed as the company has been successful in improving earnings through tighter cost controls, new product launches (which includes recently launched Windows 7), and the overall improvement in corporate IT spending.

We invested in Loews Corp. as we believed the stock’s discount to the sum of its parts (all of which were attractively valued) exceeded 30%, more than double its historical average. The stock’s discount to its fair value widened primarily as a result of investor concerns surrounding insurance companies in general, and Loews’ 90%-owned stake in CNA Financial Corp. in particular. As a result, we invested in the company that we judged to have an exceptionally compelling valuation and extremely favorable risk/reward profile. Loews is a diversified company with interests primarily in energy and insurance.

6	Nuveen Investments

While the majority of the Fund’s holdings posted positive returns for the year, Lockheed Martin Corp., Pitney Bowes Inc., and Wells Fargo & Co. were among the limited number of positions that did decline. Shares of Lockheed Martin Corp. underperformed on investor concern of reduced defense spending as well as expectations for a higher pension expense in 2010. We believe that many of the potential headwinds that Lockheed faces are already priced in the stock and that the company remains attractively valued given its historically strong cash flows, exposure to international markets, and management’s solid track record. We added to our position in Lockheed Martin in August on share price weakness.

Pitney Bowes provides mail processing equipment and integrated mail solutions for organizations worldwide. Shares of Pitney Bowes declined due to weakened market demand and longer sales cycles. Despite weakness in revenues, we believe the company continues to generate strong free-cash-flow, pay an attractive dividend, and has eliminated liquidity concerns that had plagued the stock. The company has also taken cost-cutting steps in order to maintain margins. Pitney remains the dominant player within its space, and we view the company’s aggressive cost reduction program and proposed restructuring plans to be positive catalysts for the near to intermediate future.

Wells Fargo & Co. stock posted a moderate decline for the year. While Wells Fargo remains exposed to ongoing credit deterioration, it is one of the better positioned U.S. banks, and we believe it is capable of returning to significant profitability. Going forward, we see the company poised to benefit from improving fundamentals in 2010 and continuing consolidation within the industry. The company has reported positive earnings that have been driven by strong growth in deposits, strong net interest margins, higher-than-expected mortgage banking revenues, and expense savings. We trimmed our position in Wells Fargo in August given its strong appreciation, and actually increased our position in December at a lower price during its equity offering to raise funds to repay the government for its TARP investment.

Given what we saw as broad undervaluation and the significant market volatility over the course of 2009, we made a number of new investments during the year. In the finance sector, we established positions in Banco Santander S.A., Genworth Financial Inc., Loews Corp., Reinsurance Group of America Inc., TransAtlantic Holdings Inc., and most recently, Citigroup Inc. Outside of finance, we purchased CA Inc., Comcast Corp., Exxon Mobil Corp., Frontier Communications Corp., Kroger Co., and Newmont Mining Corp. We eliminated our position in Newmont Mining before the end of the period.

We also eliminated several holdings, including our long held position in Altria Group Inc. as the stock achieved our primary catalyst of a break up of Kraft, Philip Morris International, and Altria (PM USA) during 2008. Altria’s stock, while not expensive, no longer offered compelling valuation in our view. In addition, its acquisition of U.S. Tobacco introduced leverage on to its balance sheet. Toward the end of the period, we eliminated Kraft Foods Inc. after the company announced a bid to acquire U.K. chocolate maker, Cadbury PLC. While Cadbury’s business would be complementary to Kraft’s European chocolate assets, we exited the position due to our concern that Kraft might increase its bid to a level dilutive to shareholders.

Valuation concerns were the catalyst for our sale of Lorillard Inc. The stock had appreciated on the market’s perception that the company could be acquired. We felt that such a deal was unlikely to occur (in the short term) and used the price strength as an opportunity to exit the position. We also sold Illinois Tool Works Inc. during a rally in cyclical stocks on concerns that

Nuveen Investments	7

it would take longer than previously expected to achieve substantial profitability to warrant a much higher stock price. In early 2009, we eliminated our investment in media firm Gannett Co. Inc. on fears the company could have difficulty refinancing its debt given the credit crisis at the time. The fundamentals of its newspaper business had also deteriorated, making the risk/reward far less attractive. Other investments eliminated during the year include Chevron Corp., Newmont Mining Corp., POSCO, and United Utilities Group PLC.

The preferred securities segment of the Fund’s portfolio positively contributed to performance, with security selection providing the largest source of outperformance. In particular, holdings of Prudential PLC and Endurance Specialty Holdings, both insurance companies, as well as positions in Deutsche Bank, Barclays Bank, and Credit Suisse were significant contributors to performance. Our defensive overweight posture in the utility area proved to be a drag on overall return.

The rally that took place in 2009 in the senior loan and credit market was primarily a result of greater investor appetite for risk. While we mostly focused on higher quality names in the portfolio, some of the lower-dollar priced assets really drove performance. These include issues from Tribune Company, Swift Transportation and Univision Communications. All three were battered in 2008 but recovered as the credit market returned to more normal conditions in 2009. Each of these businesses has cyclical revenue streams, but a high level of tangible assets. In a recovery in which companies were able to monetize assets, these overleveraged companies benefited from a valuation perspective.

While the riskiest of assets outperformed, the Fund’s holdings of higher quality assets with strong income profiles and low discounts to par underperformed. For many of our new assets, which were purchased at or near par, there was little potential to enjoy the types of appreciation seen in lower-quality assets.

IMPACT OF THE FUND’S CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the return of the Fund relative to the comparative index and benchmark was the Fund’s use of financial leverage. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total returns for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising.

Over this one-year period, the use of financial leverage supplemented the overall performance of the Fund.

RECENT DEVELOPMENTS REGARDING THE FUND’S LEVERAGED CAPITAL STRUCTURES

Shortly after its inception, the Fund issued auction rate preferred shares (FundPreferred) to create financial leverage. As noted in the last several shareholder reports, the auction rate preferred shares issued by many closed-end funds, including this Fund, have been

8	Nuveen Investments

hampered by a lack of liquidity since February 2008. Since that time, more auction rate preferred shares have been submitted for sale in each of their regularly scheduled auctions than there have been offers to buy. This means that these auctions have “failed to clear,” and that many, or all, of the auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

One continuing implication for common shareholders of the Fund from the auction failures is that the Fund’s cost of leverage likely has been incrementally higher at times than it otherwise might have been had the auctions continued to be successful. As a result, the Fund’s common share earnings likely have been incrementally lower at times than they otherwise might have been.

Beginning in the summer of 2008, the Fund announced its intention to redeem most or all of its auction rate preferred shares and retain its leveraged structure primarily through the use of borrowings. Leveraging using borrowings offers common shareholders most of the same benefits and risks of leveraging with auction rate preferred shares.

As of December 31, 2009, the Fund had redeemed all of its outstanding auction rate preferred shares.

For additional information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at: http://www.nuveen.com/arps.

Nuveen Investments	9

Common Share Distribution
and Share Price Information

The following information regarding your Fund’s distributions is current as of December 31, 2009, and likely will vary over time based on the Fund’s investment activities and portfolio investment changes.

Over the course of 2009, the Fund reduced its quarterly distribution to common shareholders once during March and subsequently increased during December. Some of the important factors affecting the amount and composition of these distributions are summarized below.

During the twelve-month reporting period, Fund employed financial leverage through the use of FundPreferred shares and/or bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but—as noted earlier—also increases the variability of common shareholders’ net asset value per share in response to changing market conditions. During the current reporting period, the Fund’s financial leverage contributed positively to common share income and common share net asset value price return.

The Fund has a managed distribution program. The goal of this program is to provide shareholders relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•	The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•	Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not

10	Nuveen Investments

realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year (which is the calendar year for the Fund), these estimates may differ from both the tax information reported to you in your Fund’s IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s common share distributions and total return performance for the fiscal year ended December 31, 2009. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

3	The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns “Including retained gain tax credit/refund” include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

As of 12/31/09 (Common Shares)	JTA
Inception date	1/27/04
Calendar year ended December 31, 2009:
Per share distribution:
From net investment income	$0.38
From short-term capital gains	0.00
From long-term capital gains	0.00
Tax return of capital	0.55

Total per share distribution	$0.93

Distribution rate on NAV	8.00%

Average annual total returns:
Excluding retained gain tax credit/refund[3]:
1-Year on NAV	35.50%
5-Year on NAV	-3.84%
Since inception on NAV	-0.63%

Including retained gain tax credit/refund[3]:
1-Year on NAV	35.50%
5-Year on NAV	-3.17%
Since inception on NAV	-0.04%

The qualified dividend income provisions of the federal tax code are set to expire on December 31, 2010. In the event that Congress does not extend these provisions, beginning in calendar 2011, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.

Common Share Repurchases and Share Price Information

During the twelve-month reporting period and as of December 31, 2009, the Fund had cumulatively repurchased common shares as shown in the accompanying table.

Common Shares	% of Outstanding
Repurchased	Common Shares

79,700	0.6%

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During the twelve-month reporting period, the Fund’s common shares were repurchased at a weighted average price and a weighted average discount per common share as shown in the accompanying table.

Weighted Average	Weighted Average
Price Per Share	Discount Per Share
Repurchased	Repurchased

$9.69	13.97%

As of December 31, 2009, the Fund’s common share price was trading at a discount of -8.34% to its net asset value, compared with an average discount of -13.27% for the twelve-month period.

12	Nuveen Investments

JTA Performance OVERVIEW	Nuveen Tax-Advantaged Total Return Strategy Fund
as of December 31, 2009

Fund Snapshot
Common Share Price	$10.66

Common Share Net Asset Value	$11.63

Premium/(Discount) to NAV	-8.34%

Current Distribution Rate[1]	9.01%

Net Assets Applicable to Common Shares ($000)	$161,404

Industries
(as a % of total investments)[2]
Insurance	12.7%

Pharmaceuticals	12.4%

Oil, Gas & Consumable Fuels	7.8%

Diversified Telecommunication Services	5.0%

Aerospace & Defense	5.0%

Software	4.6%

Media	4.4%

Health Care Providers & Services	4.4%

Hotels, Restaurants & Leisure	4.0%

Commercial Banks	3.8%

Electric Utilities	3.7%

Commercial Services & Supplies	3.7%

Machinery	3.6%

Metals & Mining	3.5%

Diversified Financial Services	3.3%

Short-Term Investments	1.2%

Other	16.9%

Average Annual Total Return
(Inception 1/27/04)
	On Share Price	On NAV
1-Year	56.47%	35.50%

5-Year	-2.70%	-3.84%

Since Inception	-2.13%	-0.63%

Average Annual Total Return[3]
(Including retained gain tax credit/refund)
	On Share Price	On NAV
1-Year	56.47%	35.50%

5-Year	-1.98%	-3.17%

Since Inception	-1.52%	-0.04%

Portfolio Allocation (as a % of total investments)2

2008-2009 Distributions Per Common Share

Share Price Performance—Weekly Closing Price

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	Excluding call options written.
3	As previously explained in the Common Share Distribution and Share Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to Common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2009 and December 31, 2008.

Nuveen Investments	13

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Nuveen Tax-Advantaged Total Return Strategy Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) as of December 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Tax-Advantaged Total Return Strategy Fund at December 31, 2009, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended in conformity with US generally accepted accounting principles.

Chicago, Illinois
February 24, 2010

14	Nuveen Investments

JTA
Nuveen Tax-Advantaged Total Return Strategy Fund Portfolio of INVESTMENTS
December 31, 2009

Shares	Description (1)	Value
	Common Stocks – 93.4% (70.5% of Total Investments)

	Aerospace & Defense – 6.6%

62,200	Lockheed Martin Corporation	$4,686,770
117,300	Raytheon Company	6,043,296

	Total Aerospace & Defense	10,730,066

	Commercial Banks – 3.4%

155,000	Banco Santander Central S.A.	2,548,200
106,500	Wells Fargo & Company	2,874,435

	Total Commercial Banks	5,422,635

	Commercial Services & Supplies – 4.1%

290,300	Pitney Bowes Inc.,	6,607,227

	Communications Equipment – 2.3%

480,000	Motorola, Inc., (13)	3,724,800

	Containers & Packaging – 1.0%

69,800	Packaging Corp. of America	1,606,098

	Diversified Financial Services – 4.1%

1,546,500	Citigroup Inc.	5,118,915
34,200	JPMorgan Chase & Co.	1,425,114

	Total Diversified Financial Services	6,544,029

	Diversified Telecommunication Services – 5.5%

105,500	AT&T Inc.	2,957,165
249,000	Frontier Communications Corporation	1,944,690
121,300	Verizon Communications Inc.	4,018,669

	Total Diversified Telecommunication Services	8,920,524

	Electric Utilities – 1.7%

60,400	EDP–Energias de Portugal, S.A., Sponsored ADR, (12)	2,693,339

	Food & Staples Retailing – 1.9%

151,500	Kroger Co.	3,110,295

	Household Products – 2.1%

52,700	Kimberly-Clark Corporation	3,357,517

	Industrial Conglomerates – 1.6%

175,000	General Electric Company	2,647,750

	Insurance – 14.7%

283,000	Genworth Financial Inc., Class A, (13)	3,212,050
190,700	Hartford Financial Services Group, Inc.	4,435,682
72,500	Loews Corporation	2,635,375
136,900	MetLife, Inc.	4,839,415
38,800	Reinsurance Group of America Inc.	1,848,820
134,300	Travelers Companies, Inc.	6,696,197

	Total Insurance	23,667,539

	Machinery – 4.3%

75,000	Caterpillar Inc.	4,274,250
75,000	Ingersoll Rand Company Limited, Class A	2,680,500

	Total Machinery	6,954,750

	Media – 1.0%

99,200	Comcast Corporation, Special Class A	1,588,192

	Metals & Mining – 3.3%

136,000	Barrick Gold Corporation	5,355,680

Nuveen Investments	15

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of INVESTMENTS December 31, 2009

Shares	Description (1)			Value
	Oil, Gas & Consumable Fuels – 10.3%

100,500	ConocoPhillips			$5,132,535
87,000	Eni S.p.A., Sponsored ADR			4,403,070
28,000	Exxon Mobil Corporation			1,909,320
81,600	Total S.A., Sponsored ADR			5,225,664

	Total Oil, Gas & Consumable Fuels			16,670,589

	Pharmaceuticals – 14.3%

94,500	GlaxoSmithKline PLC, ADR			3,992,625
185,500	Merck & Company Inc.			6,778,169
255,300	Pfizer Inc.			4,643,907
194,000	Sanofi-Aventis, ADR			7,618,379

	Total Pharmaceuticals			23,033,080

	Road & Rail – 1.8%

46,000	Union Pacific Corporation			2,939,402

	Software – 6.1%

304,500	CA Inc.			6,839,069
100,700	Microsoft Corporation			3,070,345

	Total Software			9,909,414

	Tobacco – 3.3%

109,400	Philip Morris International			5,271,987

	Total Common Stocks (cost $142,955,461)			150,754,913

Shares	Description (1)	Coupon	Ratings (2)	Value
	Convertible Preferred Securities – 0.3% (0.2% of Total Investments)

	Commercial Banks – 0.3%

500	Wells Fargo & Company, Convertible Bond	7.500%	A–	$459,000

	Total Convertible Preferred Securities (cost $421,350)			459,000

Shares	Description (1)	Coupon	Ratings (2)	Value
	$25 Par (or similar) Preferred Securities – 6.4% (4.8% of Total Investments)

	Capital Markets – 0.8%

20,600	Credit Suisse	7.900%	Aa3	$529,008
24,750	Deutsche Bank Capital Funding Trust V	8.050%	Aa3	623,453
5,250	Deutsche Bank Contingent Capital Trust III	7.600%	Aa3	124,583

	Total Capital Markets			1,277,044

	Commercial Banks – 1.2%

24,000	Banco Santander Finance	10.500%	A2	681,120
5,000	Barclays Bank PLC	8.125%	BBB+	124,300
25,000	Barclays Bank PLC	6.625%	BBB+	508,250
22,500	PNC Financial Services, Series F	9.875%	Baa2	655,200

	Total Commercial Banks			1,968,870

	Commercial Services & Supplies – 0.1%

250	Pitney Bowes International Holdings, 144A	6.125%	A3	243,453

	Consumer Finance – 0.5%

5,000	HSBC Finance Corporation	6.360%	BBB	103,200
25,000	HSBC USA Inc.	6.500%	A–	609,750

	Total Consumer Finance			712,950

	Electric Utilities – 1.7%

27,400	Georgia Power Company	6.125%	BBB+	680,890
5,000	Gulf Power Company	6.450%	BBB+	500,851
19,100	Mississippi Power Company	5.250%	A3	463,080
25,000	PPL Electric Utilities Corporation	6.250%	BBB	613,283
5,000	Southern California Edison Company	6.125%	Baa2	451,563

	Total Electric Utilities			2,709,667

16	Nuveen Investments

Shares	Description (1)	Coupon	Ratings (2)	Value
	Insurance – 1.8%

29,326	Aegon N.V.	6.375%	BBB	$523,762
22,800	Arch Capital Group Limited	8.000%	BBB–	570,456
25,000	Endurance Specialty Holdings Limited	7.750%	BBB–	571,000
25,000	MetLife Inc., Series B	6.500%	Baa2	600,000
28,500	Prudential PLC	6.750%	A–	684,000

	Total Insurance			2,949,218

	Multi-Utilities – 0.3%

5,400	Consolidated Edison Company of New York Inc.	5.000%	BBB	477,655

	Thrifts & Mortgage Finance – 0.0%

650	Sovereign Bancorp Inc.	7.300%	BBB+	16,510

	Total $25 Par (or similar) Preferred Securities (cost $10,564,869)			10,355,367

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (2)	Value
	Variable Rate Senior Loan Interests – 30.4% (22.9% of Total Investments) (3)

	Chemicals – 0.6%

$901	Rockwood Specialties Group, Inc., Term Loan H	6.000%	7/30/12	Ba2	$912,361

	Commercial Services & Supplies – 0.6%

1,000	Universal City Development Partners, Ltd., Term Loan	6.500%	11/06/14	Ba2	1,005,250

	Diversified Telecommunication Services – 1.1%

332	Intelsat, Tranche B, Term Loan A	2.735%	1/03/14	BB–	313,397
332	Intelsat, Tranche B, Term Loan B	2.735%	1/03/14	BB–	313,301
332	Intelsat, Tranche B, Term Loan C	2.735%	1/03/14	BB–	313,301
945	MetroPCS Wireless, Inc., Term Loan	2.540%	11/03/13	Ba2	904,763

1,941	Total Diversified Telecommunication Services				1,844,762

	Electric Utilities – 1.6%

777	Dynegy Holdings, Inc., Delayed Term Loan	3.990%	4/02/13	Ba2	746,381
217	Dynegy Holdings, Inc., Term Loan	3.990%	4/02/13	Ba2	208,195
1,955	TXU Corporation, Term Loan B2	3.735%	10/10/14	B+	1,596,991

2,949	Total Electric Utilities				2,551,567

	Health Care Equipment & Supplies – 1.8%

1,985	Biomet, Inc., Term Loan	3.250%	3/25/15	BB–	1,902,324
995	Renal Advantage, Inc., Term Loan	2.751%	10/06/12	N/R	939,853

2,980	Total Health Care Equipment & Supplies				2,842,177

	Health Care Providers & Services – 5.8%

97	Community Health Systems, Inc., Delayed Term Loan	2.511%	7/25/14	BB	91,766
1,899	Community Health Systems, Inc., Term Loan	2.506%	7/25/14	BB	1,795,396
2,882	HCA, Inc., Term Loan	2.501%	11/18/13	BB	2,758,853
457	IASIS Healthcare LLC, Delayed Term Loan	2.231%	3/14/14	Ba2	427,063
124	IASIS Healthcare LLC, Letter of Credit	2.231%	3/14/14	Ba2	115,618
1,320	IASIS Healthcare LLC, Term Loan	2.231%	3/14/14	Ba2	1,234,010
960	Quintiles Transnational Corporation, Term Loan B	2.251%	3/29/13	BB	915,439
2,000	Rehabcare Group, Inc., Term Loan B	6.000%	11/24/16	BB	1,983,958

9,739	Total Health Care Providers & Services				9,322,103

	Hotels, Restaurants & Leisure – 5.3%

1,925	24 Hour Fitness Worldwide, Inc., Term Loan B	2.776%	6/08/12	Ba3	1,802,281
705	CBRL Group, Inc., Term Loan B1	1.788%	4/27/13	BB–	669,864
27	CBRL Group, Inc., Term Loan B2	1.785%	4/26/13	BB–	26,043
1,000	Reynolds Group Holdings, Inc., US Term Loan	6.250%	2/08/10	BB–	1,007,500
2,000	SW Acquisitions Co., Inc., Term Loan	5.750%	6/01/16	BB+	2,014,000
89	Travelport LLC, Letter of Credit	2.751%	8/23/13	Ba3	85,263
445	Travelport LLC, Term Loan	2.770%	8/23/13	Ba3	424,932
591	Venetian Casino Resort LLC, Delayed Term Loan	2.010%	5/23/14	B–	519,235
2,340	Venetian Casino Resort LLC, Term Loan	2.010%	5/23/14	B–	2,055,856

9,122	Total Hotels, Restaurants & Leisure				8,604,974

Nuveen Investments	17

JTA	Nuveen Tax-Advantaged Total Return Strategy Fund (continued) Portfolio of INVESTMENTS December 31, 2009

		Weighted
Principal		Average
Amount (000)	Description (1)	Coupon	Maturity (4)	Ratings (2)	Value
	Insurance – 0.3%

$498	Conseco, Inc., Term Loan	7.500%	10/10/13	B–	$472,653

	IT Services – 2.2%

1,955	First Data Corporation, Term Loan B1	2.983%	9/24/14	B+	1,739,950
1,996	SunGard Data Systems, Inc., Term Loan B	1.985%	2/28/14	BB	1,892,747

3,951	Total IT Services				3,632,697

	Machinery – 0.5%

818	Manitowoc Company, Term Loan	7.500%	11/06/14	BB	795,451

	Media – 4.9%

2,156	Charter Communications Operating Holdings LLC, Term Loan, (5)	2.260%	3/06/14	BB+	2,025,741
1,903	Idearc, Inc., Term Loan, (10)	0.000%	11/17/14	D	996,153
299	Mediacom Broadband LLC, Tranche D, Term Loan	5.500%	3/31/17	BB–	300,522
960	Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, (6)	20.500%	4/08/12	N/R	621,012
288	Nielsen Finance LLC, Term Loan A	2.235%	8/09/13	Ba3	270,366
612	Nielsen Finance LLC, Term Loan B	3.985%	5/02/16	Ba3	578,942
1,975	Tribune Company, Term Loan B, (5),(6)	5.250%	6/04/14	Ca	1,148,792
341	Tribune Company, Term Loan X, (5),(6)	5.000%	N/A	Ca	194,987
2,000	Univision Communications, Inc., Term Loan	2.501%	9/29/14	B2	1,745,000

10,534	Total Media				7,881,515

	Metals & Mining – 1.4%

1,001	Amsted Industries, Inc., Delayed Term Loan	2.263%	4/05/13	BB	936,105
1,379	Amsted Industries, Inc., Term Loan	2.280%	4/05/13	BB	1,289,490

2,380	Total Metals & Mining				2,225,595

	Pharmaceuticals – 2.2%

2,106	Mylan Laboratories, Inc., Term Loan	3.551%	10/02/14	BB+	2,063,057
178	Warner Chilcott Corporation, Add on Term Loan, WI/DD	TBD	TBD	BB+	178,300
508	Warner Chilcott Corporation, Term Loan A	5.500%	10/30/14	BB+	510,179
254	Warner Chilcott Corporation, Term Loan B1	5.750%	4/30/15	BB+	255,090
559	Warner Chilcott Corporation, Term Loan B2	5.750%	4/30/15	BB+	561,197

3,605	Total Pharmaceuticals				3,567,823

	Real Estate Management & Development – 0.5%

1,184	LNR Property Corporation, Term Loan B	3.480%	7/12/11	CCC	846,300

	Road & Rail – 1.0%

1,757	Swift Transportation Company, Inc., Term Loan	8.250%	5/10/14	B–	1,601,466

	Trading Companies & Distributors – 0.6%

192	Brenntag Holdings GmbH & Co. KG, Acquisition Facility	2.037%	1/20/14	BB–	185,183
786	Brenntag Holdings GmbH & Co. KG, Facility B2	1.982%	1/20/14	BB–	758,439

978	Total Trading Companies & Distributors				943,622

$54,337	Total Variable Rate Senior Loan Interests (cost $53,519,176)				49,050,316

Principal
Amount (000)/
Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Capital Preferred Securities – 0.5% (0.4% of Total Investments)

	Commercial Banks – 0.2%

250	Wells Fargo & Company, Series K	7.980%	N/A (11)	A–	$251,875

	Diversified Financial Services – 0.3%

500	JP Morgan Chase & Company	7.900%	N/A (11)	BBB+	517,417

	Total Capital Preferred Securities (cost $687,579)				769,292

18	Nuveen Investments

Principal
Amount (000)	Description (1)	Coupon	Maturity		Value
	Short-Term Investments – 1.5% (1.2% of Total Investments)

$2,442	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/09, repurchase price $2,442,339, collateralized by $2,550,000 U.S. Treasury Notes, 2.625%, due 4/30/16, value $2,492,625	0.000%	1/04/10		$2,442,339

	Total Short-Term Investments (cost $2,442,339)				2,442,339

	Total Investments (cost $210,590,774) – 132.5%				213,831,227

Number of		Notional	Expiration	Strike
Contracts	Type	Amount (7)	Date	Price	Value
	Call Options Written – (0.2)%

(2,830)	Genworth Financial Inc.	$(3,396,000)	3/20/10	$12.0	$(254,700)

	Total Call Options Written (premiums received $476,022)				(254,700)

	Borrowings – (32.6)% (8),(9)				(52,600,000)

	Other Assets Less Liabilities – 0.3%				427,110

	Net Assets Applicable to Common Shares – 100%				$161,403,637

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.
(3)	Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks.
Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
(4)	Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
(5)	At or subsequent to December 31, 2009, this issue was under the protection of the Federal Bankruptcy Court.
(6)	Non-income producing; denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.
(8)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of December 31, 2009, investments with a value of $118,101,580 have been pledged as collateral for Borrowings.
(9)	Borrowing as a percentage of Total Investments is 24.6%.
(10)	As of December 31, 2009, this issue is under protection of the Federal Bankruptcy Court. Subsequent to the reporting period, the Fund’s Adviser concluded this issue was no longer likely to meet its future interest payment obligations and directed the Fund’s custodian to cease accruing additional income and “write-off” any remaining recorded balances on the Fund’s records. Also subsequent to the reporting period, the issue underwent reorganization and was renamed SuperMedia.
(11)	Perpetual security. Maturity date is not applicable.
(12)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 2 — Fair Value Measurements for more information.
(13)	Non-income producing; issuer has not declared a dividend within the past twelve months.
N/A	Not applicable.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.
See accompanying notes to financial statements.

Nuveen Investments	19

Statement of ASSETS & LIABILITIES
December 31, 2009

Assets
Investments, at value (cost $210,590,774)	$213,831,227
Receivables:
Dividends	354,635
Interest	303,998
Investments sold	161,593
Reclaims	78,223
Other assets	40,194

Total assets	214,769,870

Liabilities
Cash overdraft	78,847
Borrowings	52,600,000
Call options written, at value (premiums received $476,022)	254,700
Payable for investments purchased	180,966
Accrued expenses:
Interest on borrowings	5,571
Management fees	118,739
Other	127,410

Total liabilities	53,366,233

Net assets applicable to Common shares	$161,403,637

Common shares outstanding	13,878,567

Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$11.63

Net assets applicable to Common shares consist of:

Common shares, $.01 par value per share	$138,786
Paid-in surplus	260,321,948
Undistributed (Over-distribution of) net investment income	(108,426)
Accumulated net realized gain (loss) from investments	(102,410,446)
Net unrealized appreciation (depreciation) of investments and call options written	3,461,775

Net assets applicable to Common shares	$161,403,637

Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of OPERATIONS
Year Ended December 31, 2009

Investment Income
Dividends (net of foreign tax withheld of $117,541)	$5,472,578
Interest	2,226,133

Total investment income	7,698,711

Expenses
Management fees	1,661,350
FundPreferred shares – auction fees	36,252
FundPreferred shares – dividend disbursing agent fees	8,482
Shareholders’ servicing agent fees and expenses	952
Interest expense on borrowings	609,554
Custodian’s fees and expenses	47,193
Trustees’ fees and expenses	5,528
Professional fees	45,030
Shareholders’ reports – printing and mailing expenses	80,087
Stock exchange listing fees	9,219
Investor relations expense	46,135
Other expenses	27,167

Total expenses before custodian fee credit and expense reimbursement	2,576,949
Custodian fee credit	(3)
Expense reimbursement	(457,804)

Net expenses	2,119,142

Net investment income	5,579,569

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(21,963,005)
Change in net unrealized appreciation (depreciation) of:
Investments	60,072,275
Call options written	221,322

Net realized and unrealized gain (loss)	38,330,592

Distributions to FundPreferred Shareholders
From net investment income	(320,130)

Decrease in net assets applicable to Common shares from distributions to FundPreferred shareholders	(320,130)

Net increase (decrease) in net assets applicable to Common shares from operations	$43,590,031

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of CHANGES IN NET ASSETS

	Year Ended	Year Ended
	12/31/09	12/31/08
Operations
Net investment income	$5,579,569	$10,805,830
Net realized gain (loss) from investments	(21,963,005)	(73,871,997)
Change in net unrealized appreciation (depreciation) of:
Investments	60,072,275	(108,432,470)
Call options written	221,322	–
Distributions to FundPreferred shareholders:
From net investment income	(320,130)	(1,705,800)

Net increase (decrease) in net assets applicable to Common shares from operations	43,590,031	(173,204,437)

Distributions to Common Shareholders
From net investment income	(5,252,314)	(9,743,713)
From accumulated net realized gains	–	(2,902,935)
Tax return of capital	(7,706,848)	(11,159,176)

Decrease in net assets applicable to Common shares from distributions to Common shareholders	(12,959,162)	(23,805,824)

Capital Share Transactions
Common shares repurchased	(773,627)	–

Net increase (decrease) in net assets applicable to Common shares from capital share transactions	(773,627)	–

Net increase (decrease) in net assets applicable to Common shares	29,857,242	(197,010,261)
Net assets applicable to Common shares at the beginning of year	131,546,395	328,556,656

Net assets applicable to Common shares at the end of year	$161,403,637	$131,546,395

Undistributed (Over-distribution of) net investment income at the end of year	$(108,426)	$(180,360)

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of CASH FLOWS
Year Ended December 31, 2009

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$43,590,031
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(100,282,995)
Proceeds from sales and maturities of investments	118,857,192
Proceeds from (Purchases of) short-term investments, net	(395,886)
Premiums received for call options written	476,022
Amortization (Accretion) of premiums and discounts, net	(69,652)
(Increase) Decrease in receivable for dividends	389,665
(Increase) Decrease in receivable for interest	215,578
(Increase) Decrease in receivable for investments sold	339,058
(Increase) Decrease in receivable for reclaims	(48,041)
(Increase) Decrease in other assets	(4,460)
Increase (Decrease) in payable for investments purchased	180,966
Increase (Decrease) in payable for FundPreferred shares dividends	(1,306)
Increase (Decrease) in accrued interest on borrowings	239
Increase (Decrease) in accrued management fees	22,847
Increase (Decrease) in accrued other liabilities	(32,669)
Net realized (gain) loss from investments	21,963,005
Net realized (gain) loss from paydowns	(3,360)
Change in net unrealized (appreciation) depreciation of investments	(60,072,275)
Change in net unrealized (appreciation) depreciation of call options written	(221,322)

Net cash provided by (used in) operating activities	24,902,637

Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft balance	78,847
Increase (Decrease) in borrowings	17,600,000
Increase (Decrease) in FundPreferred shares, at liquidation value	(28,850,000)
Cash distributions paid to Common shareholders	(12,959,162)
Cost of Common shares repurchased	(773,627)

Net cash provided by (used in) financing activities	(24,903,942)

Net Increase (Decrease) in Cash	(1,305)
Cash at the beginning of year	1,305

Cash at the End of Year	$–

Supplemental Disclosure of Cash Flow Information

Cash paid for interest on borrowings during the fiscal year ended December 31, 2009, was 603,983.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to FINANCIAL STATEMENTS

1.	General Information and Significant Accounting Policies
Nuveen Tax-Advantaged Total Return Strategy Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s Common shares are listed on the New York Stock Exchange (NYSE) and trade under the ticker symbol “JTA.” The Fund was organized as a Massachusetts business trust on October 1, 2003.

The Fund’s investment objective is to achieve a high level of after-tax total return consisting primarily of tax-advantaged dividend income and capital appreciation by investing primarily in a portfolio of dividend-paying common stocks that the Fund believes at the time of investment are eligible to pay dividends that may be eligible for favorable federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”). The Fund also invests, to a more limited extent, in preferred securities that are eligible to pay tax-advantaged dividends, as well as in senior loans (both secured and unsecured), domestic corporate bonds, notes and debentures, convertible debt securities, and other similar types of corporate instruments, including high-yield debt securities, that are not eligible to pay tax-advantaged dividends. The qualified dividend income provisions of the tax code are set to expire on December 31, 2010. In the event that Congress does not extend these provisions, beginning in calendar 2011, dividends previously referred to as “qualified dividends” would be taxed at normal marginal tax rates.”

In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards CodificationTM (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with US generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices of fixed-income securities and senior loans are provided by an independent pricing service approved by the Fund’s Board of Trustees. The value of exchange-traded options are based on the last sale price, or in the absence of such a price, at the mean of the bid and asked price. Options traded in the over-the-counter (OTC) market are valued using the implied volatilities. When market price quotes are not readily available, the pricing service or in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2009, the Fund had outstanding when-issued/delayed delivery purchase commitments of $177,966.

24	Nuveen Investments

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses and fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to distribute substantially all of its investment company taxable income to shareholders. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid from net unrealized gains, if any, would be distributed from the Fund’s assets and would be treated by shareholders as a non-taxable distribution for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value, the difference will be treated as a return of capital for tax purposes and will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the accompanying financial statements.

Fund Notes
The Fund is authorized to issue Series F FundNotes. The Fund did not have any FundNotes issued or outstanding during the fiscal year ended December 31, 2009.

FundPreferred Shares
During the fiscal year ended December 31, 2009, the Fund had outstanding auction rate preferred shares (“FundPreferred”), $25,000 stated liquidation value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund was determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and was payable at the end of each rate period.

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the FundPreferred shares issued by the Fund than there were offers to buy. This meant that these auctions “failed to clear,” and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the “maximum rate” applicable to failed auctions as calculated in accordance with the pre-established terms of the FundPreferred shares.

These developments generally did not affect the portfolio management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund’s cost of leverage was likely higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Fund’s Common share earnings may have been lower than they otherwise would have been.

Effective May 1, 2009, auction participation fees with respect to auctions that had failed had been reduced from 25bps (annualized) to 15bps (annualized). All auction participants had signed new agreements incorporating this change.

During the fiscal years ended December 31, 2009 and December 31, 2008, the Fund redeemed all $45,000,000 of its outstanding FundPreferred shares, at liquidation value.

Options Transactions
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options on securities, futures, swaps (“swaptions”) or currencies in an attempt to manage this and other possible risks. The purchase of put options involves

Nuveen Investments	25

Notes to FINANCIAL STATEMENTS (continued)

the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. The risk associated with purchasing put options is limited to the premium paid. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of options written during the fiscal period are recognized as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a written call or put option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on the closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not purchase call or put options during the fiscal year ended December 31, 2009. The average notional balance of call options written during the fiscal year ended December 31, 2009, was $(679,200). The average notional amount is calculated based on the outstanding balance at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year. The Fund was not invested in call options written at the beginning of the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on call options written.

Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, all counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

26	Nuveen Investments

2.	Fair Value Measurements
In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of December 31, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$148,061,574	$2,693,339	$–	$150,754,913
Preferred Securities**	9,005,218	2,578,441	–	11,583,659
Variable Rate Senior Loan Interests	–	49,050,316	–	49,050,316
Short-Term Investments	2,442,339	–	–	2,442,339
Call Options Written	(254,700)	–	–	(254,700)

Total	$159,254,431	$54,322,096	$–	$213,576,527

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as level 2.
**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

3.	Derivative Instruments and Hedging Activities
During the current fiscal period, the Fund adopted amendments to authoritative guidance under GAAP on disclosures about derivative instruments and hedging activities. This guidance is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, under this guidance they are considered to be non-hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of December 31, 2009, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		Liability Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity Price	Options	–	$–	Call options written, at value	$254,700

The following table presents the change in net unrealized appreciation (depreciation) recognized for the fiscal year ended December 31, 2009, on derivative instruments, as well as the primary risk exposure associated with each.

Change in Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$221,322

4.	Fund Shares
Common Shares
Transactions in Common shares were as follows:

	Year	Year
	Ended	Ended
	12/31/09	12/31/08
Common shares repurchased	79,700	–

Weighted average:
Price per Common share repurchased	$9.69	$–
Discount per Common share repurchased	13.97%	–

Nuveen Investments	27

Notes to FINANCIAL STATEMENTS (continued)

FundPreferred Shares
Transactions in FundPreferred shares were as follows:

	Year Ended		Year Ended
	12/31/09		12/31/08
	Shares	Amount	Shares	Amount
FundPreferred Series W shares redeemed	1,154	$28,850,000	646	$16,150,000

5.	Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and call options written) during the fiscal year ended December 31, 2009, aggregated $100,282,995 and $118,857,192, respectively.

Transactions in call options written during the fiscal year ended December 31, 2009, were as follows:

	Number of	Premiums
	Contracts	Received
Outstanding, beginning of year	—	$—
Options written	2,830	476,022

Outstanding, end of year	2,830	$476,022

6.	Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2009, the cost of investments (excluding call options written) was $213,722,729.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding call options written) at December 31, 2009, were as follows:

Gross unrealized:
Appreciation	$25,558,396
Depreciation	(25,449,898)

Net unrealized appreciation (depreciation) of investments	$108,498

The tax components of undistributed net ordinary income and net long-term capital gains at December 31, 2009, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$–
Undistributed net long-term capital gains	–

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended December 31, 2009 and December 31, 2008, was designated for purposes of the dividends paid deduction as follows:

2009
Distributions from net ordinary income*	$5,573,750
Distributions from net long-term capital gains	–
Tax return of capital	7,706,848

2008
Distributions from net ordinary income*	$11,480,569
Distributions from net long-term capital gains	2,902,935
Tax return of capital	11,159,176

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

28	Nuveen Investments

At December 31, 2009, the Fund’s tax year end, the Fund had an unused capital loss carryforward available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

Expiration:
December 31, 2016	$67,127,564
December 31, 2017	32,157,951

Total	$99,285,515

7.	Management Fees and Other Transactions with Affiliates
The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For Managed Assets over $2 billion	.6000

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fees, daily managed assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of December 31, 2009, the complex level fee rate was .1887%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management, LLC (“Symphony”), both subsidiaries of Nuveen. NWQ manages the portion of the Fund’s investment portfolio allocated to dividend-paying common and preferred stocks including American Depositary Receipts (“ADRs”) and the Fund’s call option strategy. Symphony manages the portion of the Fund’s investment portfolio allocated to senior loans and other debt instruments. NWQ and Symphony are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Nuveen Investments	29

Notes to FINANCIAL STATEMENTS (continued)

For the first eight years of the Fund’s operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
January 31,		January 31,
2004*	.32%	2009	.32%
2005	.32	2010	.24
2006	.32	2011	.16
2007	.32	2012	.08
2008	.32

*	From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond January 31, 2012.

8.	Senior Loan Commitments
Unfunded Commitments
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2009, the Fund had no unfunded senior loan commitments.

Participation Commitments
With respect to the senior loans held in the Fund’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2009, there were no such outstanding participation commitments.

9.	Borrowing Arrangements
Management determined that leveraging the Fund with debt as a replacement for FundPreferred shares continued to benefit the Fund’s shareholders. The Fund has a $60 million prime brokerage facility (amended from $104 million) with BNP Paribas Prime Brokerage, Inc. (previously assigned to Bank of America). As of December 31, 2009, the Fund’s outstanding balance on this facility was $52.6 million. For the fiscal year ended December 31, 2009, the average daily balance outstanding and average interest rate on these borrowings were $29,002,877 and 1.64%, respectively.

In order to maintain the facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s Portfolio of Investments. Interest is charged on these borrowings at 3-Month LIBOR (London Inter-bank Offered Rate) plus .95% on the amount borrowed and .50% on the undrawn balance. Interest expense incurred on the borrowed and undrawn balances are recognized as “Interest expense on borrowings” on the Statement of Operations.

10.	New Accounting Pronouncements

On January 21, 2010, FASB issued changes to the authoritative guidance under GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for both Level 2 and Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e., transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements in the Level 3 rollforward must be shown on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

30	Nuveen Investments

Financial HIGHLIGHTS

Nuveen Investments	31

Financial HIGHLIGHTS
Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
				Distributions							Offering
				from Net	Distributions		Net		Tax		Costs
	Beginning		Net	Investment	from Capital		Investment	Capital	Return of		and		Ending
	Common		Realized/	Income to	Gains to		Income to	Gains to	Capital to		FundPreferred		Common
	Share	Net	Unrealized	FundPreferred	FundPreferred		Common	Common	Common		Share		Share	Ending
	Net Asset	Investment	Gain	Share-	Share-		Share-	Share-	Share-		Underwriting		Net Asset	Market
	Value	Income(a)	(Loss)(b)	holders†	holders†	Total	holders	holders	holders	Total	Discounts		Value	Value
Year Ended 12/31:
2009	$9.42	$.40	$2.76	$(.02)	$–	$3.14	$(.38)	$–	$(.55)	$(.93)	$–		$11.63	$10.66
2008	23.54	.77	(13.06)	(.12)	–	(12.41)	(.70)	(.21)	(.80)	(1.71)	–		9.42	7.58
2007	25.98	.90	(1.22)	(.05)	(.11)	(.48)	(.82)	(1.14)	–	(1.96)	–		23.54	21.81
2006	22.33	.89	4.48	(.05)	(.09)	5.23	(.88)	(.70)	–	(1.58)	–	*	25.98	27.09
2005	21.54	.83	1.76	(.05)	(.05)	2.49	(.78)	(.91)	–	(1.69)	(.01)		22.33	21.37

	FundNotes at End of Period			FundPreferred Shares at End of Period			Borrowings at End of Period
		Average Market	Asset
	Aggregate	Value Per	Coverage Per	Aggregate	Liquidation		Aggregate
	Amount	$25,000 of	$1,000 of	Amount	and Market	Asset	Amount	Asset
	Outstanding	Principal	Principal	Outstanding	Value	Coverage	Outstanding	Coverage
	(000)	Amount	Amount	(000)	Per Share	Per Share	(000)	Per $1,000
Year Ended 12/31:
2009	$–	$–	$–	$–	$–	$–	$52,600	$4,069
2008	–	–	–	28,850	25,000	138,992	35,000	5,583
2007	78,000	25,000	5,789	45,000	25,000	207,531	33,000	14,684
2006	78,000	25,000	6,202	45,000	25,000	225,411	33,000	15,659
2005	78,000	25,000	5,544	45,000	25,000	196,918	–	–

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Net of federal corporate income taxes on long-term capital gains retained by the Fund per share as follows:

Long-Term
Capital Gains
Retained
Year Ended 12/31:
2009	N/A
2008	N/A
2007	$0.21
2006	.33
2005	N/A

(c)	Borrowings Interest Expense includes amortization of borrowing costs.

32	Nuveen Investments

Total Returns		Ratios/Supplemental Data
	Based on		Ratios to Average Net Assets		Ratios to Average Net Assets
	Common	Ending	Applicable to Common Shares		Applicable to Common Shares
	Share	Net Assets	Before Reimbursement		After Reimbursement***
Based on	Net	Applicable to		Net		Net	Portfolio
Market	Asset	Common		Investment		Investment	Turnover
Value**	Value**	Shares (000)	Expenses††	Income††	Expenses††	Income††	Rate

56.47%	35.50%	$161,404	1.86%	3.71%	1.53%	4.04%	55%
(60.54)	(55.29)	131,546	3.74	4.03	3.24	4.53	24
(12.99)	(2.38)	328,557	3.10	2.99	2.64	3.45	25
35.52	24.19	360,740	2.79	3.28	2.34	3.73	25
20.00	11.93	309,452	2.26	3.36	1.81	3.81	26

*	Rounds to less than $.01 per share.

**
• Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common Share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

• The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year end for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, Common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to Common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Return Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

		Total Returns
	Common		Based on
	Shareholders	Based on	Common Share
	of Record on	Market Value	Net Asset Value
Year Ended 12/31:
2009	N/A	56.47%	35.50%
2008	N/A	(60.54)	(55.29)
2007	December 31	(12.18)	(1.54)
2006	December 29	37.15	25.75
2005	N/A	20.00	11.93

***	After expense reimbursement from the Adviser, where applicable. Expense ratios do not reflect the reduction of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

†	The amounts shown are based on Common share equivalents.

††	• Ratios do not reflect the effect of dividend payments to FundPreferred shareholders.
• Net Investment Income ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares, FundNotes and/or borrowings, where applicable.

• Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the interest expense paid on FundNotes and borrowings as follows:

	Ratio of FundNotes Interest Expense to	Ratio of Borrowings Interest Expense to
	Average Net Assets Applicable to Common Shares	Average Net Assets Applicable to Common Shares(c)
Year Ended 12/31:
2009	–%	.44%
2008	1.12	1.00
2007	1.11	.51
2006	1.11	.23
2005	.80	–

N/A	The Fund had no retained capital gains for the tax years ended December 31, 2009, December 31, 2008 and December 31, 2005.

See accompanying notes to the financial statements.

Nuveen Investments	33

Board Members & Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board Members of the Fund. The number of board members of the Fund is currently set at nine. None of the board members who are not “interested” persons of the Fund (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS:

■ ROBERT P. BREMNER
8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1997 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	199

■ JACK B. EVANS
10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199

■ WILLIAM C. HUNTER
3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	199

34	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INDEPENDENT BOARD MEMBERS (continued):

■ DAVID J. KUNDERT
10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199

■ WILLIAM J. SCHNEIDER
9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Dayton Philharmonic Orchestra Association formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199

■ JUDITH M. STOCKDALE
12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199

■ CAROLE E. STONE
6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

■ TERENCE J. TOTH
9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2004-2007); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Boards (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Nuveen Investments	35

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	Including other Directorships	in Fund Complex
		Appointed	During Past 5 Years	Overseen by
		and Term(1)		Board Member

INTERESTED BOARD MEMBER:

■ JOHN P. AMBOIAN(2)
6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.	199

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND:

■ GIFFORD R. ZIMMERMAN
9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002); and of Symphony Asset Management LLC, (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Chartered Financial Analyst.	199

■ WILLIAM ADAMS IV
6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, U.S. Structured Products of Nuveen Investments, LLC, (since 1999), prior thereto, Managing Director of Structured Investments.	123

■ MARK J.P. ANSON
6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199

■ CEDRIC H. ANTOSIEWICZ
1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director, (since 2004) previously, Vice President (1993-2004) of Nuveen Investments, LLC.	123

36	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ NIZIDA ARRIAGA
6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

■ MICHAEL T. ATKINSON
2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199

■ MARGO L. COOK
4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199

■ LORNA C. FERGUSON
10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	199

■ STEPHEN D. FOY
5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ SCOTT S. GRACE
8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Investments, LLC, formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc,; formerly. Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	199

■ WILLIAM T. HUFFMAN
5/7/69 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002-2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	134

■ WALTER M. KELLY
2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2008) of Nuveen Asset Management.	199

Nuveen Investments	37

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ DAVID J. LAMB
3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199

■ TINA M. LAZAR
8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199

■ LARRY W. MARTIN
7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	199

■ KEVIN J. MCCARTHY
3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President, and Assistant Secretary, Nuveen Asset Management, and Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199

■ JOHN V. MILLER
4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	134

■ GREGORY MINO
1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199

38	Nuveen Investments

Name, Birthdate	Position(s) Held with	Year First	Principal Occupation(s)	Number of Portfolios
and Address	the Fund	Elected or	During Past 5 Years	in Fund Complex
		Appointed(3)		Overseen by
				Officer

OFFICERS of the FUND (continued):

■ CHRISTOPHER M. ROHRBACHER
8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008).	199

■ JAMES F. RUANE
7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments, LLC (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199

■ MARK L. WINGET
12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	199

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the Board Member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.

(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	39

Annual Investment Management
Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”) and NAM and Symphony Asset Management LLC (“Symphony” and, together with NWQ, the “Sub-Advisers”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreements are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Advisers (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Fund as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Fund, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A.	Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to

40	Nuveen Investments

the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. With respect to closed-end funds that issued auction rate preferred shares (“ARPs”) or that otherwise utilize leverage, the Independent Board Members noted, in particular, NAM’s efforts in refinancing the preferred shares of such funds frozen by the collapse of the auction rate market and managing leverage during a period of rapid market declines, particularly for the non-equity funds. Such efforts included negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs, liquidating portfolio securities during difficult times to meet leverage ratios, and seeking alternative forms of debt and other leverage that may over time reduce financing costs associated with ARPs and enable the funds that have issued ARPs to restore liquidity to ARPs holders. The Independent Board Members also noted Nuveen’s continued commitment and efforts to keep investors and financial advisers informed as to its progress with the ARPs through, among other things, conference calls, emails, press releases, information posted on its website, and telephone calls and in-person meetings with financial advisers. In addition to the foregoing, the Independent Board Members also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing advertising and marketing for the closed-end funds; maintaining websites; and providing educational seminars.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board considered the performance of the portion of the investment portfolio for which each Sub-Adviser is responsible. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with NWQ in February 2009. The Independent Board Members noted that

Nuveen Investments	41

Annual Investment Management
Agreement Approval Process (continued)

NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B.	The Investment Performance of the Fund and Fund Advisers
The Board considered the investment performance of the Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one- and three-year periods (as applicable) ending December 31, 2008 and for the quarter-, one-, three- and five-year periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by each particular Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. The Independent Board Members also reviewed, among other things, the returns of each sleeve of the Fund relative to the benchmark of each sleeve and the overall benchmark for the Fund for the year 2008. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Fund in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Fund.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory.

C.	Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. The Independent Board Members also considered, among other things, the differences in the use and type of leverage compared to the peers. In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

42	Nuveen Investments

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their

Nuveen Investments	43

Annual Investment Management
Agreement Approval Process (continued)

review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. In this regard, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered revenues received by affiliates of NAM for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

With respect to NWQ, the Independent Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. For this Sub-Adviser, the Independent Board Members further noted that its profitability may be lower if it were required to pay for this research with hard dollars. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

44	Nuveen Investments

F.	Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreements be renewed.

Nuveen Investments	45

Reinvest Automatically
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

46	Nuveen Investments

Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	47

Glossary of Terms
Used in this Report

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rates. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

■	Current Distribution Rate: Current distribution rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a tax return of capital.

■	Net Asset Value (NAV): A Fund’s NAV per common share is calculated by subtracting the liabilities of the Fund (including any debt or preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

48	Nuveen Investments

Notes

Nuveen Investments	49

Notes

50	Nuveen Investments

Other Useful Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (“NYSE”) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution Information

Nuveen Tax-Advantaged Total Return Strategy Fund (JTA) hereby designates 68.19% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00% qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Common and Preferred Share Information

The Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased and/or redeemed shares of its common and/or preferred stock as shown in the accompanying table.

Common Shares	Preferred Shares
Repurchased	Redeemed

79,700	1,154

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $141 billion of assets on September 30, 2009.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

•	Interactive planning tools

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

EAN-C-1209D

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Info/Shareholder/. (To view the code, click on Fund Governance and then click on Code of Conduct.)
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.
Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Nuveen Tax-Advantaged Total Return Strategy Fund
The following tables show the amount of fees that Ernst & Young LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.
The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]

December 31, 2009	$26,000	$0	$0	$2,000

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2008	$26,000	$0	$0	$1,800

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

[1]	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

[4]	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.
SERVICES THAT THE FUND’S AUDITOR BILLED TO THE
ADVISER AND AFFILIATED FUND SERVICE PROVIDERS
The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.
The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers

December 31, 2009	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2008	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES
The following table shows the amount of fees that Ernst & Young LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total

December 31, 2009	$2,000	$0	$0	$2,000
December 31, 2008	$1,800	$0	$0	$1,800
“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.
Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, David J. Kundert, William J. Schneider and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.
(a)	See Portfolio of Investments in Item 1.

(b)	Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged NWQ Investment Management Company, LLC (“NWQ”) and Symphony Asset Management, LLC (“Symphony”), as Sub-Advisers to provide discretionary investment advisory services (NWQ and Symphony are also collectively referred to as “Sub-Advisers”). As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor each Sub-Adviser’s voting to ensure that they are carrying out their duties. The Sub-Advisers’ proxy voting policies and procedures are summarized as follows:
NWQ
With respect to NWQ, NWQ’s Proxy Voting Committee (the “Committee”) is responsible for supervision of the proxy voting process, including identification of material conflicts of interest involving NWQ and the proxy voting process in respect of securities owned on behalf of clients, and circumstances when NWQ may deviate from its policies and procedures. Unless otherwise determined by the Committee, NWQ will cause proxies to be voted consistent with the recommendations or guidelines of an independent third party proxy service or other third party, and in most cases, votes generally in accordance with the recommendations of RiskMetrics Group (formerly ISS) on the voting of proxies relating to securities held on behalf of clients’ accounts. Unless otherwise restricted, NWQ’s Committee reserves the right to override the specific recommendations in any situation where it believes such recommendation is not in its clients best interests. NWQ’s Committee oversees the identification of material conflicts of interest, and where such matter is covered by the recommendations or guidelines of a third party proxy service, it shall cause proxies to be voted in accordance with the applicable recommendation or guidelines, to avoid such conflict. If a material conflict of interest matter is not covered by the third party service provider recommendations, NWQ may (i) vote in accordance with the recommendations of an alternative independent third party or (ii) disclose the conflict to the client, and with their consent, make the proxy voting determination and document the basis for such determination.
NWQ generally does not intend to vote proxies associated with the securities of any issuer if as a result of voting, the issuer restricts such securities from being transacted for a period (this occurs for issuers in a few foreign countries), or where the voting would in NWQ’s judgment result in some other financial, legal, regulatory disability or burden to NWQ or the client (such as imputing control with respect to the issuer). Likewise, the Committee may determine not to recall securities on loan if negative consequences of such recall outweigh benefits of voting in the particular instance, or expenses and inconvenience of such recall outweigh benefits, in NWQ’s judgment.
SYMPHONY
Symphony Asset Management votes proxies with the objective of maximizing shareholder value for its clients and in accordance with the firm’s Policies and Procedures for Proxy Voting. Symphony’s Proxy Voting Committee is responsible for establishing proxy voting guidelines; review and oversight of the firm’s Policies and Procedures for Proxy Voting; oversight of day-to-day proxy voting related activities; and, for overseeing the activities of proxy service providers utilized by the firm.
Symphony has established guidelines for proxy voting based on the recommendations of an independent third-party proxy service provider. Symphony utilizes one or more independent third-party service providers to vote proxy in accordance with Symphony’s guidelines. Service providers also provide proxy voting related research material as required.
In its Policies and Procedures for Proxy Voting, Symphony specifies a process for identifying and managing conflicts of interest in the proxy voting process so that votes are cast in the best interests of clients. Conflicts of interest may arise from relationships Symphony has with its clients, vendors and lenders. Symphony portfolio managers may change a proxy vote recommended by the firm’s guidelines to resolve a conflict of interest or for other reasons in the best economic interests of clients. Symphony’s Proxy Voting Committee reviews vote changes.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Adviser has engaged Symphony Asset Management, LLC (“Symphony”) and NWQ Investment Management Company, LLC (“NWQ”), as Sub-Advisers to provide discretionary investment advisory services with respect to the registrant’s investments in senior loans and other debt instruments and equity investments, respectively (Symphony and NWQ are also collectively referred to as “Sub-Advisers”). The following section provides information on the portfolio managers at each Sub-Adviser:
Symphony
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Gunther Stein, Chief Investment Officer
Mr. Stein, Chief Investment Officer, is responsible for Symphony’s fixed-income and equity investments. Mr. Stein joined Symphony in 1999. He has over 20 years of investment and research experience and is actively involved with the management of the firm’s fixed income products. Prior to joining Symphony, Mr. Stein spent six years at Wells Fargo where he was most recently a High-Yield Portfolio Manager and previously an Associate in the firm’s Loan Syndications & Leveraged Finance Group. Before joining Wells Fargo, Mr. Stein worked for First Interstate Bank as a Eurocurrency deposit trader. He also worked for Standard Chartered Bank in Mexico City and Citibank Investment Bank in London. Mr. Stein received an MBA from the University of Texas at Austin and a BA in economics from the University of California, Berkeley.
Item 8(a)(2). OTHER ACCOUNTS MANAGED
Other Accounts Managed by Symphony PMs
As of 12/31/09

Gunther Stein
(a) RICs
Number of accts	6
Assets	$2,154,136,608

(b) Other pooled accts
Non-performance fee accts
Number of accts	4
Assets	$93,913,616
Performance fee accts
Number of accts	22
Assets	$4,575,419,179

(c) Other
Non-performance fee accts
Number of accts	4
Assets	$6,713,595
Performance fee accts
Number of accts	0
Assets	$0
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manger may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.
Item 8(a)(3). FUND MANAGER COMPENSATION
Symphony investment professionals receive competitive base salaries and annual bonus payments. Base salaries are determined by Symphony’s senior management and reviewed periodically to ensure competitiveness with comparable positions at similar asset management firms. The bonus pool is based in part on Symphony’s aggregate management fees. Bonus compensation is determined by senior management on a discretionary basis and not on fixed formulas. Investment professionals’ bonus payments are based on individual work performance, contribution to the investment team, strategy performance, and overall firm performance. In addition, Symphony’s investment professionals may participate in long-term incentive plans which are tied to ongoing year-over-year performance, profitability and firm growth.
Item 8(a)(4).
OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Gunther Stein	X
NWQ
Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES
Jon D. Bosse, CFA, Chief Investment Officer, Co-President of NWQ, and Portfolio Manager
Prior to joining NWQ in 1996, Mr. Bosse spent ten years with ARCO Investment Management Company where, in addition to managing a value-oriented fund, he was the Director of Equity Research. Previously, he spent four years with ARCO in Corporate Finance. Mr. Bosse received his B.A. in Economics from Washington University, St. Louis, where he was awarded the John M. Olin Award for excellence in economics, and graduated summa cum laude. He received his M.B.A. from the Wharton Business School, University of Pennsylvania. In addition, he received his Chartered Financial Analyst designation in 1992 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.
Michael Carne, CFA, Managing Director and Fixed Income Portfolio Manager
Prior to joining NWQ in 2002, Mr. Carne managed institutional, private client fixed income and balanced portfolios for over ten years. During this time, he held assignments as Director of Global Fixed Income at ING Aeltus, as Chief Investment Officer of a Phoenix Home Life affiliate and was a principal in Carne, O’Brient, Ferry & Roth, LLC. Mr. Carne graduated from the University of Massachusetts with a B.B.A. degree in Finance and received his M.B.A. from Harvard University. He earned the designation of Chartered Financial Analyst in 1989.
Item 8(a)(2). OTHER ACCOUNTS MANAGED

	Jon Bosse	Michael Carne
(a) RICs
Number of accts	6	3
Assets ($000s)	$796,493,286	$31,425,458

(b) Other pooled accts
Non-performance fee accts
Number of accts	10	0
Assets ($000s)	$1,318,978,094	0
(c) Other
Non-performance fee accts
Number of accts	26,957	7,460
Assets ($000s)	$13,670,980,151	$1,308,123,528
Performance fee accts
Number of accts	7	0
Assets ($000s)	$872,442,067	0
     POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts, which is not intended to be an exhaustive list:
•	The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

•	With respect to many of its clients’ accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

•	The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
In addition, Merrill Lynch & Co., Inc. (“Merrill Lynch”), which was acquired by Bank of America Corporation (“Bank of America”, and together with their affiliates, “ML/BofA”), are indirect investors in Nuveen. While we do not believe that ML/BofA are affiliates of NWQ for purposes of the Investment Company Act of 1940, NWQ may determine to impose certain trading limitations in connection with ML/BofA broker-dealers.
Item 8(a)(3). FUND MANAGER COMPENSATION
NWQ offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm’s executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.
Available bonus pool compensation is primarily a function of the firm’s overall annual profitability. Individual bonuses are based primarily on the following:
•	Overall performance of client portfolios
•	Objective review of stock recommendations and the quality of primary research
•	Subjective review of the professional’s contributions to portfolio strategy, teamwork, collaboration and work ethic
To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, NWQ has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of NWQ over time.
Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant non-solicitation and, in some cases, non-compete clauses.
Item 8(a)(4). OWNERSHIP OF JTA SECURITIES AS OF DECEMBER 31, 2009

Name of Portfolio Manager	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Jon Bosse	X
Mike Carne	X
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	Average	Total Number of Shares	Maximum Number (or
	Total Number of	Price	(or Units) Purchased as	Approximate Dollar Value) of
	Shares (or	Paid Per	Part of Publicly	Shares (or Units) that may yet
	Units)	Share (or	Announced Plans or	be Purchased Under the Plans or
Period*	Purchased	Unit)	Programs	Programs

January 1-31, 2009	0		0	1,395,000
February 1-28, 2009	0		0	1,395,000
March 1-31, 2009	0		0	1,395,000
April 1-30, 2009	0		0	1,395,000
May 1-31, 2009	0		0	1,395,000
June 1-30, 2009	12,600	$8.03	12,600	1,382,400
July 1-31, 2009	0		0	1,382,400
August 1-31, 2009	0		0	1,382,400
September 1-30, 2009	0		0	1,382,400
October 1-31, 2009	10,600	$9.75	10,600	1,384,400
November 1-30, 2009	46,300	$10.01	46,300	1,338,100
December 1-31, 2009	10,200	$10.20	10,200	1,327,900
Total	79,700

*	The registrant’s repurchase program, which authorized the repurchase of 1,395,000 shares, was announced August 7, 2008. On October 3, 2009, the program was reauthorized for a maximum repurchase amount of 1,395,000 shares. Any repurchases made by the registrant pursuant to the program were made through open-market transactions.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.
(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Info/Shareholder/ and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)
(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.
(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.
(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Nuveen Tax-Advantaged Total Return Strategy Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary
Date: March 10, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer (principal executive officer)
Date: March 10, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller (principal financial officer)
Date: March 10, 2010